                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              -----------------

                                  FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      January 24, 2000
                                                 ------------------------------



                          InSight Health Services Corp.
      ----------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER )



         Delaware                    0-28622                33-0702770
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(STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S EMPLOYER
    OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)



          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
          -------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



                                 (949) 476-0733
         --------------------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
    -------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On January 24, 2000, InSight Health Corp., a Delaware corporation and a wholly owned subsidiary of InSight Health Services Corp., a Delaware corporation ("Registrant"), acquired substantially all of the assets (the "Assets") of Southern Regional MRI, LLC, an Indiana limited liability corporation ("Southern Regional"), and Indiana MRI of Indianapolis, LLC ("Indianapolis," and together with Southern Regional, the "Sellers"), pursuant to an Asset Purchase and Liabilities Assumption Agreement dated January 21, 2000 (the "Purchase Agreement"). The Sellers are owned and controlled by Soterion Corporation, an Indiana corporation, which was also a party to the Purchase Agreement. The Assets acquired by Registrant under the Purchase Agreement consist of certain tangible and intangible assets, including diagnostic imaging equipment, customer contracts and other agreements held by Sellers in connection with providing diagnostic imaging services to customers in Lafayette and Indianapolis, Indiana.

         The aggregate purchase price for the Assets was $6,645,090 million. The purchase price was paid entirely in cash and is subject to certain post-closing adjustments. A portion of the purchase price is being held in escrow for a period of time after the closing for the satisfaction of certain indemnification obligations of the Sellers. Registrant utilized its existing credit facility with Bank of America, N.T. & S.A. to fund the purchase price.

(b) Sellers provided diagnostic imaging services, including magnetic resonance imaging and bone densitometry in Indiana. Registrant intends to use the Assets to expand upon its existing business. Registrant provides diagnostic imaging and information, treatment and related management services to managed care, hospitals and other contractual customers in 32 United States, including five major U.S. markets.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)      Financial statements of businesses acquired.

                  It is impractical to file with this report the financial statements required by this Item. Audited financial statements of Sellers required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the Securities and Exchange Commission ("SEC").

(b) Pro forma financial information (unaudited).

                  It is impractical to file with this report the pro forma financial information required by this Item. Pro forma financial information required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the SEC.

(c)      Exhibits.

                  2.1 Asset Purchase and Liabilities Assumption Agreement dated as of January 21, 2000 by and among InSight Health Corp., Southern Regional MRI, LLC, Indiana MRI of Indianapolis, LLC, Indiana MRI of Lafayette, LLC and Soterion Corporation (filed herewith).

                  2.2 Side Agreement dated as of January 21, 2000 by and among InSight Health Corp., Southern Regional MRI, LLC, Indiana MRI of Indianapolis, LLC, Indiana MRI of Lafayette, LLC and Soterion Corporation (filed herewith).

                  99.1 Press Release dated February 1, 2000, announcing the completion of the acquisition (filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 7, 2000

                                      INSIGHT HEALTH SERVICES CORP.



                                      BY: /s/ Thomas V. Croal
                                          ------------------------------------
                                          Thomas V. Croal
                                          Executive Vice President and
                                          Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT DESCRIPTION
-----------       --------------------
   2.1          Asset Purchase and Liabilities Assumption Agreement dated as of January 21, 2000 by and among InSight Health Corp.,
                Southern Regional MRI, LLC, Indiana MRI of Indianapolis, LLC,
                Indiana MRI of Lafayette, LLC and Soterion Corporation
                (filed herewith)

   2.2 Side Agreement dated as of January 21, 2000 by and among InSight Health Corp., Southern Regional MRI, LLC, Indiana MRI of Indianapolis, LLC, Indiana MRI of Lafayette, LLC and
                Soterion Corporation (filed herewith)

   99.1 Press Release dated February 1, 2000, announcing the completion of the acquisition (filed herewith)
